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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2003

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                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-10920                                   02-0451017
          (Commission File No.)                (IRS Employer Identification No.)


ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                      03842
(Address of principal executive offices)                   (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant's press release dated August 22, 2003 announcing that it has extended its exchange offer regarding its 8 1/8 percent Senior Subordinated Notes due 2012 to 5 p.m. Eastern Daylight Time on August 26.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FISHER SCIENTIFIC INTERNATIONAL INC.


DATE  August 22, 2003                BY:     /s/ Todd M. DuChene
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                                           NAME:  Todd M. DuChene
                                           TITLE: Vice President,
                                                  General Counsel and Secretary
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION
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Exhibit 99.1           Fisher Scientific International Inc.'s press release
                       dated August 22, 2003 announcing that it has extended its exchange offer regarding its 8 1/8 percent Senior Subordinated Notes due 2012 to 5 p.m. Eastern Daylight Time on August 26.